Exhibit 99.2

Selected Historical Supplemental Non-GAAP Measures

The following selected historical supplemental non-GAAP measures are presented to retrospectively adjust certain supplemental non-GAAP financial measures included in our filings with the SEC to account for the previous recast of our financial results as a result of our previously disclosed determination that our Latin America operations should no longer be reflected within our Americas segment and should be included in the results of our International segment and as a result of our correction of misstatements associated with VAT obligations in our International segment as well as other previously identified immaterial errors.

The Company defines OIBDAN as consolidated operating income adjusted to exclude non-cash compensation expenses included within corporate expenses, as well as the following line items presented in its Statement of Operations: Depreciation and amortization; Impairment charges; and Other operating income (expense), net. The Company uses OIBDAN, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets.

The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management. The Company believes it helps improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different capital structures or tax rates. In addition, the Company believes this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Since OIBDAN is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating income as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. OIBDAN is not necessarily a measure of the Company’s ability to fund its cash needs. As it excludes certain financial information compared with operating income, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.

The other non-GAAP financial measures presented in the tables below are: revenues and OIBDAN, each excluding the effects of foreign exchange rates and the results from businesses sold. The Company presents revenues and OIBDAN, each excluding the effects of foreign exchange rates and the results from the businesses sold, because management believes that viewing certain financial results without the impact of fluctuations in foreign currency rates facilitates period to period comparisons of business performance and provides useful information to investors. A significant portion of the Company’s advertising operations are conducted in foreign markets, principally Europe, the U.K. and China, and management reviews the results from its foreign operations on a constant dollar basis. Revenues and OIBDAN, each excluding the effects of foreign exchange rates, are calculated by converting the current period’s amounts in local currency to U.S. dollars using average foreign exchange rates for the prior period.

During the first quarter of 2016, the Company sold nine markets in the U.S. and sold its businesses in Turkey and Australia in the second and fourth quarters of 2016, respectively. In addition, during the third quarter of 2017, the Company sold its ownership interest in a joint venture in Canada. The Company presents revenues and OIBDAN, each excluding the effects of foreign exchange rates and the results from the businesses sold, for the consolidated Company and the Company’s segments, in order to facilitate investors’ understanding of operational trends without the impact of fluctuations in foreign currency rates and without the results from the businesses that were sold, as these results will not be included in the Company’s results in current and future periods.

Since these non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, the most directly comparable GAAP financial measures as an indicator of operating performance.

The Company provides reconciliations below to the most directly comparable amounts reported under GAAP, including (i) Consolidated OIBDAN and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) Consolidated and segment OIBDAN, excluding effects of foreign exchange rates and results from businesses sold, to Consolidated and segment operating income (loss); and (iii) Consolidated and segment revenues, excluding effects of foreign exchange rates and results from businesses sold, to Consolidated and segment revenues, in each case for each of the four years ended December 31, 2017, the nine months ended September 30, 2017 and 2018, the twelve months ended September 30, 2018, and the three months ended March 31, June 30 and September 30, 2017 and 2018.

The selected historical supplemental non-GAAP measures presented below for the twelve months ended September 30, 2018 are derived by adding the historical financial information for the nine months ended September 30, 2018 to the historical financial information for the year ended December 31, 2017 and subtracting the historical financial information for the nine months ended September 30, 2017. Historical results are not necessarily indicative of the results to be expected for future periods and the interim results are not necessarily indicative of the results that may be expected for the full year.

Reconciliation of Consolidated and Segment OIBDAN to Consolidated and Segment Operating Income (Loss)

	Years Ended December 31,				Nine Months Ended September 30,		Twelve Months Ended September 30,
(Dollars in thousands)	2014	2015	2016	2017	2017	2018	2018
					(unaudited)
Consolidated operating income	$275,876	$273,608	$631,936	$232,285	$135,499	$135,321	$232,107
Excluding: Non-cash compensation expense	7,857	8,502	10,291	9,590	7,153	6,757	9,194
Excluding: Depreciation and amortization	406,243	375,962	344,124	325,991	236,880	244,232	333,343
Excluding: Impairment charges	3,530	21,631	7,274	4,159	1,591	7,772	10,340
Excluding: Other operating (income) expense, net	(7,259)	4,824	(354,688)	(26,391)	(28,657)	(1,700)	566

Consolidated OIBDAN	$686,247	$684,527	$638,937	$545,634	$352,466	$392,382	$585,550

Americas Outdoor operating income	$290,967	$301,806	$279,546	$257,014	$181,440	$199,332	$274,906
Excluding: Depreciation and amortization	194,640	193,775	175,438	179,119	130,127	127,410	176,402

Americas Outdoor OIBDAN	$485,607	$495,581	$454,984	$436,133	$311,567	$326,742	$451,308

International Outdoor operating income	$116,360	$120,168	$128,124	$101,777	$36,248	$56,100	$121,629
Excluding: Depreciation and amortization	207,431	176,799	162,974	141,812	102,711	113,875	152,976

International Outdoor OIBDAN	$323,791	$296,967	$291,098	$243,589	$138,959	$169,975	$274,605

	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,
(Dollars in thousands)	2017	2018	2017	2018	2017	2018
	(unaudited)
Consolidated operating income (loss)	$19,704	$(9,848)	$87,653	$93,989	$28,142	$51,180
Excluding: Non-cash compensation expense	2,359	2,106	1,900	1,519	2,894	3,132
Excluding: Depreciation and amortization	77,494	84,060	78,290	82,767	81,096	77,405
Excluding: Impairment charges	—	—	—	—	1,591	7,772
Excluding: Other operating (income) expense, net	(32,611)	54	(7,829)	(929)	11,783	(825)

Consolidated OIBDAN	$66,946	$76,372	$160,014	$177,346	$125,506	$138,664

Americas Outdoor operating income	$36,501	$37,520	$74,865	$78,662	$70,074	$83,150
Excluding: Depreciation and amortization	42,816	44,504	42,854	43,123	44,457	39,783

Americas Outdoor OIBDAN	$79,317	$82,024	$117,719	$121,785	$114,531	$122,933

International Outdoor operating income	$(13,342)	$(10,888)	$41,640	$53,287	$7,950	$13,701
Excluding: Depreciation and amortization	33,152	38,565	34,095	38,683	35,464	36,627

International Outdoor OIBDAN	$19,810	$27,677	$75,735	$91,970	$43,414	$50,328

Reconciliation of Consolidated and Segment OIBDAN, excluding effects of foreign exchange rates and results from businesses sold to, Consolidated and Segment Operating Income (Loss)

	Years Ended December 31,				Nine Months Ended September 30,		Twelve Months Ended September 30,
(Dollars in thousands)	2014	2015	2016	2017	2017	2018	2018
					(unaudited)
Consolidated operating income	$275,876	$273,608	$631,936	$232,285	$135,499	$135,321	$232,107
Excluding: Revenue, direct operating and SG&A expenses from businesses sold	(95,031)	(81,262)	(27,138)	(95)	(95)	—	—
Excluding: Effects of foreign exchange(1)	—	25,444	7,985	(3,325)	—	(3,407)	(8,627)
Excluding: Non-cash compensation expense	7,857	8,502	10,291	9,590	7,153	6,757	9,194
Excluding: Depreciation and amortization	406,243	375,962	344,124	325,991	236,880	244,232	333,343
Excluding: Impairment charges	3,530	21,631	7,274	4,159	1,591	7,772	10,340
Excluding: Other operating (income) expense, net	(7,259)	4,824	(354,688)	(26,391)	(28,657)	(1,700)	566

Consolidated OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$591,216	$628,709	$619,784	$542,214	$352,371	$388,975	$576,923

Americas Outdoor operating income	$290,967	$301,806	$279,546	$257,014	$181,440	$199,332	$274,906
Excluding: Revenue, direct operating and SG&A expenses from business sold	(56,018)	(51,025)	(2,311)	(95)	(95)	—	—
Excluding: Effects of foreign exchange(1)	—	48	13	67	—	(2)	(2)
Excluding: Depreciation and amortization	194,640	193,775	175,438	179,119	130,127	127,410	176,402

Americas Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$429,589	$444,604	$452,686	$436,105	$311,472	$326,740	$451,306

International Outdoor operating income	$116,360	$120,168	$128,124	$101,777	$36,248	$56,100	$121,629
Excluding: Revenue, direct operating and SG&A expenses from businesses sold	(39,013)	(30,237)	(24,827)	—	—	—	—
Excluding: Effects of foreign exchange(1)	—	28,907	12,094	(1,961)	—	(4,773)	(9,993)
Excluding: Depreciation and amortization	207,431	176,799	162,974	141,812	102,711	113,875	152,976

International Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$284,778	$295,637	$278,365	$241,628	$138,959	$165,202	$264,612

(1)	The impact of foreign exchange fluctuations is calculated by applying the prior comparative period foreign currency exchange rates to the current applicable period financial data in local currencies.

	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,
(Dollars in thousands)	2017	2018	2017	2018	2017	2018
	(unaudited)
Consolidated operating income (loss)	$19,704	$(9,848)	$87,653	$93,989	$28,142	$51,180
Excluding: Revenue, direct operating and SG&A expenses from businesses sold	768	—	(685)	—	(177)	—
Excluding: Effects of foreign exchange(1)	—	(1,158)	—	(3,893)	—	1,642
Excluding: Non-cash compensation expense	2,359	2,106	1,900	1,519	2,894	3,132
Excluding: Depreciation and amortization	77,494	84,060	78,290	82,767	81,096	77,405
Excluding: Impairment charges	—	—	—	—	1,591	7,772
Excluding: Other operating (income) expense, net	(32,611)	54	(7,829)	(929)	11,783	(825)

Consolidated OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$67,714	$75,214	$159,329	$173,453	$125,329	$140,306

Americas Outdoor operating income	$36,501	$37,520	$74,865	$78,662	$70,074	$83,150
Excluding: Revenue, direct operating and SG&A expenses from business sold	768	—	(685)	—	(177)	—
Excluding: Effects of foreign exchange(1)	—	—	—	(1)	—	(1)
Excluding: Depreciation and amortization	42,816	44,504	42,854	43,123	44,457	39,783

Americas Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$80,085	$82,024	$117,034	$121,784	$114,354	$122,932

International Outdoor operating income	$(13,342)	$(10,888)	$41,640	$53,287	$7,950	$13,701
Excluding: Revenue, direct operating and SG&A expenses from businesses sold	—	—	—	—	—	—
Excluding: Effects of foreign exchange(1)	—	(1,974)	—	(4,475)	—	1,674
Excluding: Depreciation and amortization	33,152	38,565	34,095	38,683	35,464	36,627

International Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from businesses sold	$19,810	$25,703	$75,735	$87,495	$43,414	$52,002

(1)	The impact of foreign exchange fluctuations is calculated by applying the prior comparative period foreign currency exchange rates to the current applicable period financial data in local currencies.

Reconciliation of Consolidated and Segment Revenues, excluding effects of foreign exchange rates and results from businesses sold, to Consolidated and Segment Revenues

	Years Ended December 31,				Nine Months Ended September 30,		Twelve Months Ended September 30,
(Dollars in thousands)	2014	2015	2016	2017	2017	2018	2018
					(unaudited)
Consolidated revenue	$2,961,107	$2,806,204	$2,679,822	$2,588,702	$1,860,298	$1,974,117	$2,702,521
Excluding: Revenue from businesses sold	(317,549)	(283,843)	(152,678)	(13,680)	(13,680)	—	—
Excluding: Effects of foreign exchange(1)	—	200,396	52,603	(8,610)	—	(47,866)	(74,532)

Consolidated revenue excluding effects of foreign exchange and businesses sold	$2,643,558	$2,722,757	$2,579,747	$2,566,412	$1,846,618	$1,926,251	$2,627,989

Americas revenue	1,253,190	1,265,267	1,187,180	1,161,059	854,344	859,190	$1,165,905
Excluding: Revenue from businesses sold	(154,911)	(140,152)	(31,638)	(13,680)	(13,680)	—	—
Excluding: Effects of foreign exchange(1)	—	528	104	28	—	3	3

Americas revenue excluding effects of foreign exchange and businesses sold	$1,098,279	$1,125,643	$1,155,646	$1,147,407	$840,664	$859,193	$1,165,908

International revenue	1,707,917	1,540,937	1,492,642	1,427,643	1,005,954	1,114,927	$1,536,616
Excluding: Revenue from businesses sold	(162,638)	(143,692)	(121,040)	—	—	—	—
Excluding: Effects of foreign exchange(1)	—	199,868	52,499	(8,638)	—	(47,869)	(74,535)

International revenue excluding effects of foreign exchange and businesses sold	$1,545,279	$1,597,113	$1,424,101	$1,419,005	$1,005,954	$1,067,058	$1,462,081

(1)	The impact of foreign exchange fluctuations is calculated by applying the prior comparative period foreign currency exchange rates to the current applicable period financial data in local currencies.

	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,
(Dollars in thousands)	2017	2018	2017	2018	2017	2018
	(unaudited)
Consolidated revenue	$544,280	$598,398	$671,588	$711,980	$644,430	$663,739
Excluding: Revenue from businesses sold	(4,670)	—	(6,412)	—	(2,597)	—
Excluding: Effects of foreign exchange(1)	—	(34,778)	—	(22,488)	—	9,399

Consolidated revenue excluding effects of foreign exchange and businesses sold	$539,610	$563,620	$665,176	$689,492	$641,833	$673,138

Americas revenue	260,346	255,847	300,191	299,922	293,807	303,421
Excluding: Revenue from businesses sold	(4,670)	—	(6,412)	—	(2,597)	—
Excluding: Effects of foreign exchange(1)	—	—	—	2	—	1

Americas revenue excluding effects of foreign exchange and businesses sold	$255,676	$255,847	$293,779	$299,924	$291,210	$303,422

International revenue	283,934	342,551	371,397	412,058	350,623	360,318
Excluding: Revenue from businesses sold	—	—	—	—	—	—
Excluding: Effects of foreign exchange(1)	—	(34,778)	—	(22,490)	—	9,398

International revenue excluding effects of foreign exchange and businesses sold	$283,934	$307,773	$371,397	$389,568	$350,623	$369,716

(1)	The impact of foreign exchange fluctuations is calculated by applying the prior comparative period foreign currency exchange rates to the current applicable period financial data in local currencies.